Exhibit 10.4

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of December 12, 2018 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and CASPER SLEEP INC. and CASPER SCIENCE LLC (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)             The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Ancillary Services Sublimit” means a sublimit for Ancillary Services under the Formula Revolving Line not to exceed $10,000,000.

2)             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)             Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4)             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)                                     this Amendment, duly executed by each Borrower;

b)                                     payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any Borrower’s accounts; and

c)                                      such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CASPER SLEEP INC.		PACIFIC WESTERN BANK

By:	/s/	By:	/s/
Name:	Michael Litwin	Name:	James Londono
Title:	Asst. Controller	Title:	Vice President

CASPER SCIENCE LLC

By:	/s/
Name:	Michael Litwin
Title:	Asst. Controller

[Signature Page to Third Agreement to Loan and Security Agreement]